UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of 2003 Equity Incentive Plan

On May 23, 2013, at the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of Higher One Holdings, Inc. (the "Company"), the stockholders of the Company approved the Company's Amended and Restated 2010 Equity Incentive Plan (the "Plan"), which provides for (i) an increase in the number of shares available for issuance under the Plan from 4,860,000 shares to 5,760,000 shares, (ii) an increase in the number of shares covered by awards granted to any one participant in a single fiscal year from 225,000 shares to 550,000 shares, and (iii) a prohibition of the Company's Compensation Committee's right, as had been provided under the 2010 Equity Incentive Plan, to amend the terms of outstanding awards under the Plan to reduce the exercise price of outstanding awards or cancel such awards in exchange for cash, other awards or options or stock appreciation rights with an exercise price less than the exercise price of the original options or stock appreciation rights.  The Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company on February 15, 2013 and May 15, 2013.

A summary of the Plan is set forth in the Company's Proxy Statement that was filed with the Securities and Exchange Commission (the "SEC") on April 12, 2013 together with the Supplement to the Proxy Statement that was filed with the SEC on May 15, 2013.  Such summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2013, the Company held its Annual Meeting at 115 Munson Street, New Haven, Connecticut 06511. On March 28, 2013, the record date for the Annual Meeting, 46,429,297 shares of the Company's common stock were issued and outstanding, of which 41,509,299 were present or represented by proxy at the Annual Meeting for purposes of establishing a quorum.

At the Annual Meeting, the Company's stockholders: (1) elected the three directors listed below to hold office until the 2016 annual meeting of stockholders or until their respective successors are elected; (2) ratified the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013; and (3) approved the Company's Amended and Restated 2010 Equity Incentive Plan.  The voting results from the meeting were as follows:

Proposal 1—Election of Directors

	For	Withheld	Broker Non-Votes
Paul Biddelman	21,784,829	16,177,756	3,546,714
Dean Hatton	21,562,438	16,400,147	3,546,714
Charles Moran	25,036,734	12,925,851	3,546,714

Proposal 2—Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

For	Against	Abstain
41,246,601	61,657	201,041

Proposal 3—Approval of the Amended and Restated 2010 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
21,396,139	16,365,036	201,410	3,546,714

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibits	Description

10.1	Amended and Restated 2010 Equity Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013

HIGHER ONE HOLDINGS, INC.

By:	/s/ Mark Volchek
Mark Volchek Chief Executive Officer